ASSETS HELD FOR SALE	6 Months Ended
Jun. 30, 2021
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
ASSETS HELD FOR SALE	ASSETS HELD FOR SALE
As at June 30, 2021, assets held for sale within the company's operating segments include wind facilities in the United States.
In April 2021, the company, together with its institutional partners, entered into a binding agreement for the sale of its 100% interest in a 391 MW wind portfolio in the United States ("U.S. Wind Portfolio") for proceeds of $365 million ($161 million net to the company). A revaluation of the U.S. Wind Portfolio was performed in accordance with our accounting policy election to apply the revaluation method. The company holds approximately 20% to 100% economic interest in each of the project entities within the U.S. Wind Portfolio and a 100% voting interest. The transaction is subject to customary closing conditions.
The following is a summary of the major items of assets and liabilities classified as held for sale:

(MILLIONS)	June 30, 2021
Assets
Cash and cash equivalents	$16
Restricted cash	8
Trade receivables and other current assets	13
Property, plant and equipment	759
Other long-term assets	2
Assets held for sale	$798
Liabilities
Current liabilities	$9
Long-term debt	361
Other long-term liabilities	31
Liabilities directly associated with assets held for sale	$401